Exhibit m(xii) under Form N-1A
                                               Exhibit 1 under Item 601/Reg. S-K

                                    EXHIBIT L
                                     to the
                                Distribution Plan
                             Federated Equity Funds

                         Federated Large Cap Growth Fund
                                 Class A Shares

         This Distribution Plan is adopted by Federated Equity Funds with respect to the Class of Shares of the Trust set forth above.

         In compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of .25 of 1% of the average aggregate net asset value of the Class A Shares of Federated Aggressive Growth Fund held during the month.

         Witness the due execution hereof this 1st day of December, 1998.

                             Federated Equity Funds




                         By: /s/ J. Christopher Donahue
                          Name: J. Christopher Donahue
                         Title: Executive Vice President

                                    EXHIBIT M
                                     to the
                                Distribution Plan
                             Federated Equity Funds

                         Federated Large Cap Growth Fund
                                 Class C Shares

         This Distribution Plan is adopted by Federated Equity Funds with respect to the Class of Shares of the Trust set forth above.

         In compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of .75 of 1% of the average aggregate net asset value of the Class C Shares of Federated Aggressive Growth Fund held during the month.

         Witness the due execution hereof this 1st day of December, 1998.

                             Federated Equity Funds



                         By: /s/ J. Christopher Donahue
                          Name: J. Christopher Donahue
                         Title: Executive Vice President

                                    EXHIBIT N
                                     to the
                                Distribution Plan
                             Federated Equity Funds

                    Federated Communications Technology Fund
                                 Class A Shares

         This Distribution Plan is adopted by Federated Equity Funds with respect to the Class of Shares of the Trust set forth above.

         In compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of .25 of 1% of the average aggregate net asset value of the Class A Shares of Federated Communications Technology Fund held during the month.

         Witness the due execution hereof this 1st day of September, 1999.

                             Federated Equity Funds



                         By: /s/ J. Christopher Donahue
                          Name: J. Christopher Donahue
                         Title: Executive Vice President

                                                     EXHIBIT O
                                                      to the
                                                 Distribution Plan
                                             Federated Equity Funds

                                     Federated Communications Technology Fund
                                                  Class C Shares

         This Distribution Plan is adopted by Federated Equity Funds with respect to the Class of Shares of the Trust set forth above.

         In compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of .75 of 1% of the average aggregate net asset value of the Class C Shares of Federated Communications Technology Fund held during the month.

         Witness the due execution hereof this 1st day of September, 1999.

                             Federated Equity Funds



                                                  By: /s/ J. Christopher Donahue
                                                    Name: J. Christopher Donahue
                                                 Title: Executive Vice President